UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2017

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588
 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeffrey E. Mackenzie notified Simpson Manufacturing Co., Inc. (the “Company”) on February 21, 2017, that he has decided to retire as Vice President of the Company as of April 1, 2017. Mr. Mackenzie joined the Company in 1994 and has served as its Vice President since December 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE: February 27, 2017	By	/s/BRIAN J. MAGSTADT
Brian J. Magstadt
Chief Financial Officer

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